SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 18, 2005
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                             KEARNY FINANCIAL CORP.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         United States                    0-51093               22-3803741
--------------------------------         ---------        ----------------------
(State or other jurisdiction             (File No.)           (IRS Employer
 of incorporation)                                        Identification Number)


120 Passaic Avenue, Fairfield, New Jersey                               07004
--------------------------------------------------------------       -----------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:   (973) 244-4500
                                                   --------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities  Act
[ ] Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
      Act

                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

     On July 18, 2005, Kearny Federal Savings Bank (the "Bank") entered into an employment agreement with Mr. Craig L. Montanaro, a Senior Vice President of the Bank. The Bank is a wholly-owned subsidiary of the Registrant.

     In accordance with this agreement, Mr. Montanaro's base salary is $156,000. The agreement has a term of twenty-four months and provides for an annual extension of the term of the agreement upon determination of the Board of Directors that the executive's performance has met the requirements and standards of the Board. If the Bank terminates Mr. Montanaro without "cause"as defined in the agreement, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. Mr. Montanaro's employment agreement provides that if Mr. Montanaro's employment is terminated without cause within twenty-four months following a change in control, he will be paid an amount equal to 2.0 times his most recent calendar year total compensation paid and accrued.

     A copy of the employment agreement is included with this Form 8-K as an exhibit.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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    Exhibit                           Description
    Number                            -----------
    -------

      10.1 Employment Agreement between Kearny Federal Savings Bank and Craig L. Montanaro

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       KEARNY FINANCIAL CORP.


Date: July 21, 2005                    By: /s/ John N. Hopkins
                                           -------------------------------------
                                           John N. Hopkins
                                           President and Chief Executive Officer